EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Summary Financial Data", "Selected Financial Data" and "Experts" and to the use of our report dated March 9, 2000, in the Registration Statement (Form S-1) and related Prospectus of Leisure Travel Group, Inc. for the registration of 3,000,000 shares of its common stock.


                                                              /s/ ERNST & YOUNG
                                                             -------------------
                                                                Ernst & Young

Reading, England
March 10, 2000